FINANCING AGREEMENT

     THIS FINANCING AGREEMENT ("Agreement"), dated as of May 19, 1999, is by and between IMPERIAL WORLD, INC. an Illinois corporation ("Imperial"), and ULLENBERG CORP., an Illinois corporation ("Ullenberg", and together with Imperial, collectively referred to as "Borrowers") with their principal place of business at 1010 Executive Court, Suite 300, Westmont, Illinois 60559, BUSINESS ALLIANCE CAPITAL CORP., a Delaware corporation ("Lender"), with its main office at 710 E. Ogden, Suite 540, Naperville, IL 60563-8613.

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     Section 1.1 Defined Terms. As used in this Agreement the following terms shall have the following respective meanings:

     "Accounts", "Equipment", "General Intangibles", "Goods", "Instruments", and "Inventory", shall have the meanings as given to them in the Uniform Commercial Code as currently adopted in the State of Illinois.

     "Affiliate" shall mean, when used with reference to any Person, (a) each Person that, directly or indirectly, controls, is controlled by or is under common control with, the Person referred to, (b) each Person which beneficially owns or holds, directly or indirectly, five percent or more of any class of voting stock of the Person referred to (or if the Person referred to is not a corporation, five percent or more of the equity interest), (c) each Person, five percent or more of the voting stock (or if such Person is not a corporation, five percent or more of the equity interest) of which is beneficially owned or held, directly or indirectly, by the Person referred to, and (d) each of such Person's officers, directors, joint ventures and partners, the term control (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Person in question.

     "Annual Fee" shall be as defined in Section 2.8.

     "Borrowing Base Certificate" shall be as defined in Section 2.2.

     "Business Day" shall mean any day other than a Saturday, Sunday or legal banking holiday in the State where Lender is located.

     "Change in Control" shall mean the failure of IWI Holding Limited to own, directly or indirectly, 100% of the equity securities of Imperial entitled to vote in the election of directors of the failure of Imperial to own, directly or indirectly, one hundred percent (100%) of the equity securities of Ullenberg entitled to vote in the election of directors.

     "Closing Date" shall mean the date of this Agreement; provided, that all the conditions precedent to the making of the initial loans or advances, as set forth in Article VI, have been, or, on such Closing Date, will be, satisfied.

     "Eligible Accounts" shall mean Accounts owned by either Borrower which Lender, in its sole and absolute discretion, deems eligible for advances, but which, at a minimum, are subject to a first priority perfected security interest in favor of Lender and not subject to any assignment, claim or Lien other than the Lien in favor of Lender and other Liens consented to by Lender in writing, but specifically excluding: (a) Accounts which are not earned by performance;
(b) Accounts owed by an account debtor where 20% or more of the Accounts due from such account debtor are otherwise ineligible; (d) Accounts representing progress billings, or retainages, or for work covered by any payment or performance bond; (e) Accounts owed by any of either Borrower's Affiliates; (f) Accounts owed by account debtors not located in the United States, unless supported by a letter of credit has been delivered and assigned to Lender and is in form and substance satisfactory to Lender; (g) Accounts as to which any warranty or representation contained in any security agreement or other agreement of a Borrower with or given to Lender with respect to any such Account is untrue in any material respect; (h) Accounts as to which the account debtor has disputed liability, or made any claim with respect to any other Account due from such account debtor to the Borrower to who such account is owed; (i)
Accounts subject to setoff or counterclaim; (j) Accounts owed by any governmental or governmental agency; (k) Accounts evidenced by a promissory note or other instrument; and (l) Accounts which are not due and payable within one hundred twenty (120) days of the date of the original invoice therefore: (m) Accounts as to which Lender believes, for any reason, that collection is doubtful including, without limitation, because of the account debtor's insolvency or financial inability to pay.

     "Eligible Inventory" shall mean Inventory of either Borrower which Lender, in its sole and absolute discretion, deems eligible for advances, but which meets the following minimum requirements: (a) it is owned by a Borrower, is subject to a first priority perfected security interest in favor of Lender, and is not subject to any assignment, claim or Lien other than (i) a Lien in favor of Lender and (ii) Liens consented to by Lender in writing; (b) it consists of raw materials or finished product (not including work in process and supplies);
(c) if held for sale or lease or furnishing under contracts of service, it is (except as Lender may otherwise consent in writing) new and unused; (d) except as Lender may otherwise consent, it is not stored with a bailee, warehousemen or similar party; if so stored with Lender's consent, such bailee, warehousemen of similar party has issued and delivered to Lender's consent such bailee, warehousemen or similar party; if so stored with Lender's consent, such bailee, warehousemen or similar party; if so stored with Lender's consent, such bailee, warehousemen or similar party has issued and delivered to Lender, in form and substance acceptable to Lender, such documents and agreements as Lender may require including, without limitation, warehouse receipts therefor in Lender's name; (e) Lender has determined, in its sole and absolute discretion, that it is not unacceptable due to age, type, category, quality and/or quantity; (f) it is not held by either Borrower on consignment and is not subject to any other repurchase or return agreement; (g) it is not held by a customer of either Borrower or any other Person on consignment; (h) it complies with all standards imposed by any governmental agency having regulatory authority over such goods and/or their use, manufacture or sale; and (i) the warranties, representations and covenants contained in the Security Agreement or any other security agreement or other agreement of Borrowers with or given to Lender relating directly or indirectly to Borrowers' Inventory are applicable to it without exception and are not being breached or violated.

     "Event of Default" shall have the meaning set forth in the Security Agreement.

     "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of any date of determination.

     "Guarantor" shall mean Joseph K. Lau.

     "Guaranty" shall mean that certain Guaranty of even date herewith executed by Guarantor in favor of Lender, unconditionally guarantying the payment and performance of Borrower's Obligations.

     "Loan Documents" shall mean all agreements, instruments and documents including, without limitation, guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other writings heretofore, now or from time to time hereafter executed by or on behalf of either Borrower or any other Person and delivered to Lender or to any parent, affiliate or subsidiary of Lender in connection with the Obligations or the transactions contemplated hereby.

     "Lien" shall mean, with respect to any Person, any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of each lessor under any capitalized lease), in, of or on any assets or properties of such Person, now owned or hereafter acquired, whether arising by agreement or operation of law.

     "Maximum Facility" shall be as defined in Section 2.1(a).

     "Obligations" shall have the meaning as set forth in the Security Agreement and shall include, without limitation, all Revolving Loans to Borrowers.

     "Person" shall mean any natural person, corporation, partnership, limited partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Reference Rate" shall mean the rate of interest announced or pubished from time to time by First Union National Bank, Philadelphia, PA, as its prime or equivalent rate of interest ("Reference Rate"), which is not necessarily the lowest rate of interest charged by First Union National Bank to its commercial borrowers. For purposes of determining any interest rate hereunder which is based on the Reference Rate, such interest rate shall change as and when the Reference Rate changes.

     "Revolving Loans" shall be as defined in Section 2.1(a).

     "Security Agreement" shall mean that Security Agreement of even date herewith executed by Borrowers in favor of Lender.

     Section 1.2 Accounting Terms and Calculations. Except as may be expressly provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

     Section 1.3 Other Definitional Terms, Terms of Construction. Terms not otherwise defined herein shall have the meanings as ascribed to them in the Security Agreement, which is expressly adopted hereby and incorporated herein. All other incorporations by reference of covenants, terms, definitions or other provisions from other agreements are incorporated into this Agreement as if such provisions were fully set forth herein and include all necessary definitions and related provisions from such other agreements. References, to Sections, Exhibits, Schedules and the like are references to this Agreement unless otherwise expressly provided.

                                   ARTICLE II

                                TERMS OF LENDING

     Section 2.1 Loans and Advances. On the terms and subject to the conditions hereof, at Imperial's request, Lender, in its absolute and sole discretion and without any commitment to do so, may make the following loans and advances available to Imperial on behalf of Borrowers:

          (a) Revolving Loans and Advances. Lender, in its sole discretion, may make loans and advances to Borrowers of up to sixty-five percent (65%) of the net amount of Eligible Accounts which are listed in Borrower's most current Borrowing Base Certificate delivered to Lender and which are deemed eligible for advances by Lender, or such greater or lesser percentage at Lender's sole and absolute discretion, not to exceed a maximum amount of $2,500,000 outstanding at any time, and up to thirty percent (30%) of the lower of cost or market value of Eligible Inventory which is listed in Borrower's most current Borrowing Base Certificate and which is deemed eligible for advances by Lender, or such greater or lessor percentage at Lender's sole and absolute discretion, not to exceed a maximum amount of $750,000 outstanding at any time, provided however, such limit shall be increased, at Borrowers' election, to $900,000 outstanding at any time for a period of not more than sixty (60) consecutive days during each calendar year ("Seasonal Increase"), but in any case, subject to such reserves as Lender elects to establish from time to time in its sole discretion of effectuate the terms and conditions set forth herein (and collectively, the "Revolving Loans"). In no event shall the maximum amount of Revolving Loans outstanding at any time exceed $2,500,000 ("Maximum Facility"). Section 2.2 Procedure for Advances, Wire Transfer Fees. Any request by Borrowers for an advance shall be in writing and must be given so as to be received by Lender not later than 10:30 a.m. Chicago time on the requested advance date, or such later time as may be acceptable to Lender in its sole discretion. Each request for a Revolving Loan shall be irrevocable and shall be deemed a representation by Borrowers that on the requested advance date and after giving effect to such advance the applicable conditions specified in Article III have been and will continue to be satisfied and the representations and warranties set forth in Article IV will continue to be true. Each request for an advance shall specify the request for an advance shall be accompanied by a Borrowing Base Certificate signed by a duly authorized officer of each Borrower in form and substance satisfactory to Lender ("Borrowing Base Certificate"). If Lender determines, in its absolute and sole discretion, to make the requested advance, Lender will wire transfer to a bank account designated by Borrowers on the requested advance date the amount of the requested advance. Borrowers will pay to Lender a wire transfer fee of $20.00 per wire transfer of any advance to Borrower's account. If Lender elects to make an advance based upon a request by Borrowers after 10:30 a.m. Chicago time, Borrowers will pay an additional wire transfer fee as specified by Lender from time to time.

     Section 2.3 Interest Rates and Interest Payments. Interest shall accrue on the unpaid balance of the Obligations at a floating rate per annum equal to the sum of the Reference Rate plus three percent (3%) (the "Applicable Rate") and shall be due and payable monthly in arrears on the last day of each calendar month; provided, however, that upon the occurrence and during the continuance of any Event of Default, the unpaid balance of the loans and advances shall thereafter bear interest at a floating rate equal to the sum of (a) the Applicable Rate, plus (b) 2% and shall be due and payable on demand; and provided further that the minimum amount of interest due and payable in any month shall not be less than the sum of $1,000,000 multiplied by the Applicable Rate during such period.

     Section 2.4 Repayment and Prepayment.

     ALL LOANS AND ADVANCES SHALL BE DUE AND PAYABLE ON DEMAND. NOTHING SET FORTH IN THIS AGREEMENT, THE SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENTS BETWEEN BORROWERS AND LENDER SHALL IN ANY WAY LIMIT LENDER'S RIGHT TO DEMAND PAYMENT OF THE OBLIGATIONS IN WHOLE OR IN PART.

     Section 2.5 Computation. Interest on the Obligations shall be computed on the basis of actual days elapsed and a year of 360 days.

     Section 2.6 Closing Fee. Borrowers shall pay to Lender a closing fee in an amount equal to one percent (1%) of the Maximum Facility payable in advance on the Closing Date.

     Section 2.7 Monitoring Fee. Borrowers shall pay Lender a monitoring fee, monthly, in arrears, commencing on the first day of the first full month following the Closing Date and on the first day of each month thereafter, and on the date of demand for payment of the Obligations, equal to one-quarter of one percent (.25%) of the average outstanding amount of the Revolving Loans during the immediately preceding month.

     Section 2.8 Annual Fee. Borrowers shall pay to Lender and annual fee in an amount equal to one percent (1%) of the Maximum Facility per year ("Annual
Fee"), payable on the first anniversary of the Closing Date and on each anniversary of the Closing Date thereafter.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Borrowers represent and warrant to Lender that:

     Section 3.1 Organization, Standing, Etc. Each Borrower is a corporation duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder and thereunder. This Agreement has been duly authorized by all necessary corporate action and when executed and delivered will be the legal and binding obligation of each borrower. The execution and delivery of this Agreement or other Loan Documents will not violate either Borrower's Articles of Incorporation or Bylaws or any law or agreement applicable to either Borrower. No governmental consent or exemption is required in connection with either Borrower's execution and delivery of this Agreement.

     Section 3.2 Financial Statements and No Material Adverse Change. IWI Holding Limited's ("Holding") consolidated financial statements as at December 31, 1998 and its financial statement as at March 31, 1999, as heretofore furnished to Lender, have been prepared in accordance with GAAP. Holding and Borrowes have no material obligation or liability not disclosed in such financial statements and there has been no material adverse change in the condition of either Borrower or Holding since the dates of such financial statements.

     Section 3.3 Litigation. Except as set forth in Schedule 3.3 hereof, there are no actions, suits or proceedings pending or, to the knowledge of Borrowers, threatened against or affecting Holding or either Borrower which, if determined adversely to Holding or such Borrower, would have, a material adverse effect on the financial condition, business or operations of Borrowers or their ability to repay the Obligations. Borrowers are not in violation of any law or regulation (including environmental laws and regulations and laws relating to employee benefit plans) where such violation could reasonably be expected to impose a material liability on either Borrower.

     Section 3.4 Taxes. Holding and Borrower have filed all federal, state and local tax returns required to be filed and has paid or made provision for the payment of all taxes due and payable pursuant to such returns and pursuant to any assessments made against it or any of its property (other than taxes, fees or charges the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of Holding or Borrowers).

     Section 3.5 Subsidiaries. Except for Ullenberg, which is a subsidiary of Imperial, neither Borrower has any subsidiaries.


                                   ARTICLE IV

                              AFFIRMATIVE COVENANTS

     Until this Agreement shall have expired or been terminated and all of Borrowers' Obligations to Lender shall have been paid in full, unless Lender shall otherwise consent in writing:

     Section 4.1 Financial  Statements  and Reports.  Borrowers  will furnish to
Lender:

          (a) As soon as available and in any event within ninety (90) days after the end of each fiscal year of Holding, audited consolidated financial statements of Holding consisting of at least statements of income, cash flow and changes in stockholders' equity, and a balance sheet as at the end of such year, setting forth in each case in comparative form corresponding figures from the previous fiscal year of Holding, together with a report and opinion of Blackman, Kallick & Bartelstein, or such other independent certified public accountants selected by Borrowers and acceptable to Lender.

          (b) As soon as available and in any event within fifteen (15) days after the end of fiscal month, unaudited consolidated financial statements of Holding for such month and for the period from the beginning of such fiscal year to the end of such month, substantially similar to the annual audited statements.

          (c) Concurrently with each request for a loan or advance, and in any event not less than weekly, a Borrowing Base Certificate.

          (d) As soon as practicable and in any event within fifteen (15) days after the end of each month, (i) a listing of all Accounts, together with an aging of all Accounts and a reconciliation of such Accounts against the listing submitted pursuant hereto for the immediately preceding month, (ii) a list of all Inventory, setting forth the fair market value and cost of such Inventory and all sales, returns and allowances and miscellaneous charges, and (iii) a listing of all accounts payable, together with an aging of all accounts payable all in form and substance satisfactory to Lender.

          (e) As soon as filed,  copies of all state  and  federal  tax  returns filed by Holding, Borrowers and Guarantor, together with an updated personal financial statements of Guarantor in form and substance satisfactory to Lender as required by the Guaranty.

          (f) Within five (5) days after the due date, proof of payment or deposit, when due, of all withholding and F.I.C.A. taxes owing by Holding or Borrowers from time to time, in form and substance satisfactory to Lender by a payroll service satisfactory to Lender and whose services Holding and Borrowers shall at all times retain.

          (g) From time to time, such other information regarding the business, operation and financial condition of Holding or Borrowers as Lender may reasonably request.

     Section 4.2 Corporate Existence. Borrowers will maintain their corporate existence in good standing under the laws of their jurisdiction of incorporation and their qualification to transact business in each jurisdiction where failure so to qualify would preclude Borrowers from enforcing their rights with respect to any material asset or would expose Borrowers to any material liability.

     Section 4.3 Insurance. Borrowers will maintain with financially sound and reputable insurance companies such insurance as may be required by law and such other insurance in such amounts and against such hazards as is customary in the case of reputable corporations engaged in the same or similar business and similarly situated including, without limitation, such insurance as may be required under the Security Agreement.

     Section 4.4 Payment of Taxes and Claims. Borrowers will file and will cause Holding to file all tax returns and reports which are required by law to be filed by them or Holding and will pay before they become delinquent, all taxes, assessments and governmental charges and levies imposed upon them or Holding or Borrowers' or Holdings' property and all claims or demands of any kind (including those of suppliers, mechanics, carriers, warehousemen, landlords and other like Persons) which, if unpaid, might result in the creation of a Lien upon its property.

     Section 4.5 Inspection. Borrowers will permit any Person designated by Lender to visit and inspect any of the properties, books and financial records of Borrowers, to examine and to make copies of the books of accounts and other financial records of Borrowers, and to discuss the affairs, finances and accounts of Borrowers with their officers at such reasonable times and intervals as Lender may designate. Borrowers shall also allow Lender and its agents to conduct periodic collateral audits of Borrowers' assets at such intervals as Lender may choose, and Borrowers shall pay to Lender a fee in the amount of $650.00 per day, per auditor, plus out-of-pocket costs and expenses incurred in connection with such collateral audits, (provided, that so long as no Event of Default has occurred and is continuing, Borrowers shall not be required to pay for more than four (4) collateral audits in any calendar year).

     Section 4.6 Maintenance of Properties. Borrowers will maintain its properties in good condition, repair and working order, and supplied with all necessary equipment, and make all necessary repairs, renewals, replacements, betterments and improvements thereto, all as may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     Section 4.7 Books and Records. Borrowers will keep adequate and proper records and books of account in which full and correct entries will be made of their dealings, business and affairs.

     Section 4.8 Compliance. Borrowers will comply in all material respects with all laws, rules and regulations to which they may be subject.

     Section 4.9 Notice of Litigation. Borrowers will give prompt written notice to Lender of the commencement of any action, suit or proceeding affecting Borrowers.

     Section 4.10 Plans. Borrowers will maintain any employee benefit plans in compliance with all material requirements of applicable laws and regulations.

     Section 4.11 Reaffirmation of Guaranties. When so requested by Lender from time to time, Borrowers will promptly cause Guarantor or any other Persons who have guaranteed the obligations of Borrowers hereunder or any part thereof to execute and deliver to Lender reaffirmations of their respective guaranties in such form as Lender may require.

     Section 4.12 Special Agreements Regarding Accounts.

          (a) Collection of Accounts and all other amounts due to Borrowers shall be subject to the provisions of paragraphs 3 and 4 of the Security Agreement concerning the Lockbox and Collateral Account (as those terms are defined in the Security Agreement). Borrowers shall provide to Lender a daily collection report of all Accounts collected. All collections received in the Collateral Account and reported to Lender before 2:00 p.m. Chicago time on any Business Day shall be applied to the payment of loans and advances (in such order of application as Lender may determine) on the day so received, or otherwise on the next Business Day; provided however, that for purposes of determining the interest due and payable on the unpaid balance of the loans and advances under Section 2.3, all collections received in the Collateral Account shall be applied to the unpaid balance of the loans and advances when such collections become finally collected funds after allowing not less than three (3) Business Days for collection. At Lender's request, Borrowers will deliver all customer billing statements to Lender for examination and for mailing in Borrower's stamped and addressed envelopes.

          (b) All ledger sheets or cards, invoices, shipping records, correspondence and other writings relating to accounts shall, until delivered to Lender or removed by Lender from Borrower's premises, be kept on Borrower's premises without cost to Lender in appropriate containers in safe places.

          (c) Upon Lender's demand for payment of the Obligations, Lender may remove from Borrower's premises all books and records, correspondence, documents and files relating to accounts; and Lender may without cost or expense to Lender use such of Borrower's personnel, supplies, space and equipment at Borrower's place of business as Lender may desire for the handling of collections. Borrowers will pay and all out-of-pocket expenses and cost of collection (including reasonable attorney fees) incurred by Lender in Lender's handling of or effort to enforce collections.

     4.13 Subordinate Debt. Borrowers shall cause any shareholders to which Borrowers are indebted to subordinate the repayment of such indebtedness to the repayment of the Obligations by written agreement in form and substance acceptable to Lender.

                                    ARTICLE V

                               NEGATIVE COVENANTS

     Until this Agreement shall have expired or been terminated and all of Borrowers' Obligations to Lender shall have been paid in full, unless Lender shall otherwise consent in writing:

     Section 5.1 Merger. Borrower will not merge or consolidate or enter into any analogous reorganization or transaction with any Person or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

     Section 5.2 Sale of Assets. Borrower will not sell, transfer, lease or otherwise convey all or any substantial part of their assets except for sales of Inventory in the ordinary course of business.

     Section 5.3 Dividends. Borrower will not pay any dividends or otherwise make any distributions on, or redemptions of, any of their outstanding stock; provided, however, that if Borrower shall be eligible and shall have elected "S" Corporation status in accordance with Sections 1361 et seg. of the Internal Revenue Code of 1986, as amended, for any fiscal year, Borrowers may pay dividends on its capital stock to enable its shareholders to pay income taxes on income of Borrowers for such fiscal year that it is taxable to the shareholder.

     Section 5.4 Investment. Borrowers will not make any loans, advances or extensions to credit to any other Person (except for trade and customer accounts receivable for Inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms) or purchase or acquire any stock or other debt or equity securities of or any interest in any other Person or any integral part of any business or the assets comprising such business or part thereof, except for (a) investments in readily marketable direct obligations issued or unconditionally guaranteed by the United States government or any agency thereof and supported by the full faith and credit of the United States or (b) certificates of deposit or bankers' acceptances issued by any commercial bank organized under the laws of the United States or any State thereof which has (i) combined capital and surplus of at least $100,000,000 and (ii) a credit rating with respect to its unsecured indebtedness from a nationally recognized rating service that is satisfactory to Lender.

     Section 5.5 Indebtedness. Borrowers will not borrow any money or issue any bonds, debentures or other debt securities or otherwise become obligated on any interest bearing indebtedness except for the loans and advances under this Agreement, subordinated debt provided for in Section 4.13 and existing indebtedness as disclosed on the most recent financial statement of Holding referred to in Section 4.1.

     Section 5.6 Liens. Borrowers will not create, incur, assume or suffer to exist any Lien, or enter into any arrangement for the acquisition of any property through conditional sale, lease-purchase or other title retention agreements except for (a) Liens granted to Lender, (b) Liens existing on the date of this Agreement and disclosed in those UCC or other Lien searches referred to in Section 6.1 (a) (iv) which are consented to by Lender, (c) deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations arising in the ordinary course of business of Borrowers, (d) Liens for taxes, fees, assessments and governmental charges not delinquent, (e) Liens of carriers, warehousemen, mechanics and material men, and other like Liens arising in the ordinary course of business, for sums not due, (f) Liens incurred or deposits or pledges made or given in connection with, or to secure payment of, indemnity, performance or other similar bonds, or (g) encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property.

     Section  5.7  Contingent  Obligations.   Borrowers  will  not  guaranty  or
otherwise become liable on the indebtedness of any other Person.

     Section 5.8 Change in Control. Borrowers will not allow a Change in Control to occur.

     Section 5.9 Advance Ratio. Borrowers shall not permit the ratio of the outstanding principal amount of the Obligations representing Revolving Loans
against  Eligible   Inventory  to  the  outstanding   principal  amount  of  the
Obligations representing Revolving Loans against Eligible Accounts to exceed (i)
 .9 to .10 at any time when the Seasonal Increase is not in effect, and (ii) 1.5 to 1.0 at any time when the Seasonal Increase is in effect.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

     Section 6.1 Conditions Precedent.

          (a) The obligation of Lender to fund the Revolving Loans is subject to the satisfaction or waiver on or before the Closing Date of the following conditions precedent:

               (i) Lender shall have received executed originals of each of the Loan Documents, agreement, opinions, reports, approvals, consents, certificates and other documents set forth on the closing document list attached hereto as Schedule 6.1(a) in form and substance acceptable to it in its sole discretion;

               (ii) Since December 31, 1998, no event shall have occurred which has had or could reasonably be expected to have a material adverse effect on Holding or Borrowers' financial condition, operations or ability to pay and perform the Obligations ("Material Adverse Effect"), as determined by Lender in its sole discretion;

               (iii) Lender shall have received all fees and other amounts due and payable by Borrowers on or prior to the Closing Date, including the reasonable fees and expenses of counsel to Lender payable pursuant to Section 8.2;

               (iv) The Security Agreement and/or any and all financing statements with respect thereto shall have been appropriately filed to the satisfaction of Lender; Lender shall have received UCC searches and/or other Lien searches satisfactory to Lender; and the priority and perfection of the Liens created by the Security Agreement in favor of Lender shall have been established to the satisfaction of Lender; and

               (v) Borrowers shall have available borrowing capacity under the advance formulas set forth in Section 2.1(a) of not less than $250,000 after application of loan proceeds required to repay in full all outstanding indebtedness secured by a Lien senior to the Lien of Lender and to retain all outstanding vendor obligations in excess of their required payment terms.

          (b) After the Closing Date, the obligation of Lender to make any requested Revolving Loans is subject to the satisfaction of the conditions precedent set forth below. Each such request shall constitute a representation and warranty that such conditions are satisfied:

               (i) All representations and warranties contained in this Agreement and the Loan Documents shall be true and correct on and as of the date of such request, as if then made, other than representations and warranties that relate solely to an earlier date;

               (ii) No Event of Default shall then exist or would exist as a result of the making of the requested loan or advance; and

               (iii) Since December 31, 1998, no event has occurred which has had or could reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE VII

                            TERMINATION BY BORROWERS

     This agreement shall continue in effect until terminated upon the earliest of (i) occurrence of an Event of Default, (ii) not less than thirty (30) days prior written notice delivered by Borrowers to Lender by certified mail, (iii) Lender's demand for payment of the Obligations, or (iv) payment by Borrowers of any accrued obligations due to Borrowers' Affiliate, Rhine Jewelry Limited. Termination shall not impair or affect Lender's rights existing as of the time notice of Termination is given. Borrowers' obligations with respect to payment of any termination fee shall be fixed and owing as of date such notice is given and not when such notice becomes effective.

In the event that Borrowers give notice to Lender of the termination of this Agreement under this Section VII at any time prior to the second anniversary of the date of this Agreement, Borrowers will pay to Lender a payment charge, as additional compensation for Lender's costs of entering into this Agreement, in the amount of (i) five percent (5%) of the Maximum Facility, if notice of termination occurs prior to the first anniversary of the date of this Agreement; and (ii) two percent (2%) of the Maximum Facility, if notice of termination occurs on or after the first anniversary, but prior to the second anniversary of the date of this Agreement.


                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.1 Modifications. Notwithstanding any provisions to the contrary herein, any term of this Agreement may be amended with the written consent of Borrowers; provided that no amendment, modification or waiver of any provision of this Agreement or consent to any departure by Borrowers therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     Section  8.2  Costs  and   Expenses.   Whether  or  not  the   transactions
contemplated hereby are consummated, Borrowers agree to reimburse Lender upon demand for all reasonable out-of-pocket expenses paid or incurred by Lender (including filing and recording costs and fees and the fees and expenses of Jenner & Block, counsel to Lender) in connection with the negotiation, preparation, approval, review, execution, delivery, amendment, modification, interpretation, collection and enforcement of this Agreement, including all fees due Lender incurred pursuant to this Agreement. The obligations of Borrowers under this Section shall survive any termination of this Agreement. In the event such costs, fees or expenses are not promptly paid by Borrowers on demand, Lender may set off the amount of any such costs, fees or expenses from funds avaiable to Borrowers. If Lender elects, Lender may treat the amount of any such costs, fees or expenses as a loan or advance hereunder.

     Section 8.3 Waivers, etc. No failure on the part of Lender to exercise and no delay in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The right and remedies of Lender hereunder are cumulative and not exclusive of any right or remedy Lender otherwise has.

     Section 8.4 Notices. Except when telephonic or other notice is expressly authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the first page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four (4) days after the date of mailing if mailed; provided however, that any notice to Lender under Article VII hereof shall be deemed to have been given only when received by Lender.

     Section 8.5 Successors and Assigns: Disposition of Loans. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrowers may not assign their rights or delegate its obligations hereunder without the prior written consent of Lender. Lender may at any time sell, assign, transfer, grant participations in, or otherwise dispose of any portion of the loans or advances to banks or other financial institutions. Lender may disclose any information regarding Borrowers in Lender's possession to any prospective buyer or participant; provided, however, such parties agree to maintain any non-public information confidential.

     Section 8.6 Offset. Borrowers hereby irrevocably authorize Lender to set off all sums owing by Borrowers to Lender against all deposits and credits of Borrowers with, and any and all claims of Borrowers against, Lender. Borrowers further agree that any bank participating with Lender in loans or advances hereunder may exercise any and all rights of setoff with respect to such participation as fully as if such participant had lent directly to Borrowers the amount of such participation.

     Section 8.7 Governing Law and Constitution. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

     Section 8.8 Consent to Jurisdiction. AT THE OPTION OF LENDER, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR ILLINOIS STATE COURT SITTING IN COOK COUNTY ILLINOIS; AND BORROWERS CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY AGRUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT BORROWERS COMMENCE ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUTH PREJUDICE.

     Section 8.9 Waiver of Jury Trial. EACH OF BORROWERS AND LENDER IRREVOCABLY WAIVES AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OUR RELATING TO THIS AGREEMENT, THE LOANS AND ADVANCES AND ANY OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     Section 8.10 Indemnification. Borrowers hereby agree to defend, protect, indemnify and hold harmless Lender and its affiliates and the directors, officers, employees, attorneys and agents of Lender and its affiliates (each of the foregoing being an "Indemnitee" and all of the foregoing being collectively the "Indemnitees") from and against any and all claims, actions, damages, liabilities, judgements, costs and expenses (including all reasonable fees and disbursements of counsel which may be incurred in the investigation or defense of any matter) imposed upon, incurred by or asserted against any Indemnitee, whether direct, indirect or consequential and whether based on any federal, state, local or foreign laws or regulations (including securities laws, environmental laws, commercial laws and regulations), under common law or on equitable cause, or on contract or otherwise: (a) by reason of, relating to or in connection with the execution , delivery, performance or enforcement of any Loan Documents; or (b) by reason of, relating thereto, in connection with any credit extended or used under the Loan Documents or any act done or omitted by any Person, or the exercise of any rights or remedies thereunder, including the acquisition of any collateral by Lender by way of foreclosure of the Lien thereon, deed or bill of sale in lieu of such foreclosure or otherwise; provided, however, that Borrowers shall not be liable to any Indemnitee for any portion of such claims, damages, liabilities and expenses resulting from such Indemnitee's gross negligence or willful misconduct. In the event this indemnity is unenforceable as a matter of law as to a particular matter or consequence referred to herein, it shall be enforceable to the full extent permitted by law.

     Section 8.11 Captions. The captions or headings herein and any table of contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provisio of this Agreement.

     Section 8.12 Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between Borrowers and Lender with respect to teh subject matter hereof and thereof. This Agreement supercedes all prior agreements and understandings relating to the subject matter hereof.

     Section 8.13 Counterparts. This Agreement may be executed in any number of counteparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                               IMPERIAL WORLD, INC.

                                               By:   /s/
                                                    ----------------------
                                               Title:President & CEO
                                                     ---------------------


                                               ULLENBERG CORP.

                                               By:   /s/
                                                    ----------------------
                                               Title:President
                                                     ---------------------


                                               BUSINESS ALLIANCE CAPITAL CORP.

                                               By:   /s/
                                                    -----------------------
                                               Title:Senior Vice President
                                                     ----------------------